Goldman Sachs Funds

EMERGING MARKETS EQUITY FUND

Annual Report August 31, 2000

Long-term capital growth potential

through a diversified portfolio

of emerging markets stocks.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Market Overview

Dear Shareholder:

During the period under review, emerging markets generated mixed results, as rising interest rates in the U.S. and a technology correction impacted equity performance.

  Market Review: Giving Back Early Gains — After a strong start, emerging equity markets gave back the bulk of their gains. Steadily rising interest rates in the U.S., And volatility in other world equity markets, especially the Nasdaq, served to undermine emerging markets as the reporting period progressed.

  Asia was the poorest performing region, due to a slowdown in corporate restructuring, heightened political uncertainty in Indonesia, and the technology correction which strongly impacted the markets of Taiwan, Korea and India. Latin America was the best performer, aided by a strong earnings recovery, promising economic performance and attractive valuations. In Europe, the Middle East and Africa (EMEA) region, Russia performed well, due in part to rising oil prices. However, the cyclical sell-off experienced this year negatively impacted markets such as South Africa.

  Market Outlook: Cautiously Optimistic — Looking ahead, we believe that emerging markets will experience a continuation of the same trends we have seen so far this year. At the corporate level, emerging markets companies should continue to generate solid growth in earnings. Valuations are at historic lows compared to developed markets. Also, in China, Brazil, Mexico, Taiwan and Russia we see progress in the area of economic and political reform. Economic reform in China should continue via World Trade Organization inclusion, and the reform of state owned enterprises. Structural reforms should also continue in Mexico and Brazil, while the maintenance of fiscal discipline should allow for declining interest rates. Nevertheless, emerging markets are still vulnerable to potential global interest rate increases or slower global growth. Weak fund flows may continue until the markets begin pricing in a U.S. interest rate cut. In summary, we maintain a positive long-term view on the back of strong corporate earnings and economic and political reform, as well as attractive relative valuations.

  As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

  Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management

  September 15, 2000

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Fund Basics

as of August 31, 2000

PERFORMANCE REVIEW

August 31, 1999–August 31, 2000	Fund Total Return (without sales charge)[1]	MSCI EMF Index[2]

Class A	16.95%	6.30%
Class B	16.40	6.30
Class C	16.34	6.30
Institutional	17.61	6.30
Service	17.46	6.30

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (with dividends reinvested) is an unmanaged market capitalization-weighted composite of securities in over 30 emerging market countries, including Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. Investors cannot directly invest in the Index. The Index figures do not reflect any fees or expenses.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

One Year	8.35%	9.23%	12.95%	15.45%	15.00%
Since Inception	3.18	3.93	5.12	6.28	4.65
(12/15/97)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 COMPANY HOLDINGS AS OF 8/31/2000

Company Holding	% of Total Net Assets	Line of Business

Telefonos de Mexico SA ADR	4.4%	Telecommunications
Samsung Electronics	4.2	Semiconductors
Petroleo Brasileiro SA ADR	3.1	Energy Resources
China Telecom Ltd.	2.6	Telecommunications
Taiwan Semiconductor	2.5	Semiconductors
Check Point Software Technologies Ltd.	2.3	Computer Software
Tele Norte Leste Participacoes SA ADR	2.1	Telecommunications
United Microelectronics Corp. Ltd	2.0	Semiconductors
SK Telecom Co. Ltd.	1.5	Telecommunications
Brasil Telecom Participacoes SA ADR	1.5	Telecommunications

The top 10 company holdings may not be representative of the Fund’s future investments. s

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Emerging Markets Equity Fund for the one year period that ended August 31, 2000.

Performance Review

Over the one-year period that ended August 31, 2000, the Fund’s Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 16.95%, 16.40%, 16.34%, 17.61%, and 17.46%, respectively. These returns compare favorably to the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which generated a cumulative total return of 6.30%.

The Fund’s strong absolute and relative returns were largely due to appropriate regional allocations and stock selection.

Regional Allocation

The Fund was overweight in Latin America, while maintaining its underweight position in both Asia and Europe, Middle East and Africa (EMEA). The largest overweight position in Latin America was Brazil. In Asia, the largest underweight position was in China. Finally, in EMEA, Greece was the largest underweight position at the end of the period.

Portfolio Highlights

  China Mobile Ltd. — The firm is the leading wireless telecommunications company in China, with approximately 22 million customers. The stock had a strong performance, rising by 148% in the reporting period. This was largely due to continued growth in its subscriber base and strong earnings growth.
  Tele Norte Leste Participacoes SA — The company is the largest wireline telecommunications company in Brazil with approximately 10 million lines in service. The stock rose by 78% in the reporting period on the back of strong growth, improving operating profitability and an attractive valuation.
  Check Point Software Technologies Ltd. — Check Point is an Israeli leading provider of Internet security systems. The stock produced exceptional results, rising 656% in the reporting period. Very high growth and profitability, as well as a valuation re-rating in line with the technology sector drove this performance.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Portfolio Outlook

  Asia — We maintain a cautious view on Asia. Although we recognize that the region has significantly corrected this year, we believe there are still quite a few challenges ahead. The semiconductor cycle still poses a risk to the region’s earnings picture. In addition, high oil prices will hurt the region, as it is a net importer, and external accounts and inflation could come under pressure. Finally the lack of progress in corporate restructuring has prompted many investors to take a “wait and see” attitude.

  Latin America — We remain more comfortable with the outlook for Latin America, in particular Mexico and Brazil. Improving economic performance, leading to high earnings could lead to higher valuations. The regions high level of indebtedness make it especially vulnerable to a hard economic landing in the U.S., but recent data suggests this is not a high probability.

  Europe, Middle East, Africa (EMEA) — We remain cautious on EMEA due to our concern that economic growth may slow and valuations are relatively high. However, we maintain a constructive strategic view towards Russia, due to its cheap assets and progress in structural reform.

  We thank you for your investment and look forward to your continued confidence.

  Goldman Sachs Emerging Markets Equity Investment Team

  New York, London and Singapore
  September 15, 2000

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.’s Global Investment Research Department.

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
August 31, 2000

The following graph shows the value as of August 31, 2000, of a $10,000 investment made on December 15, 1997 (commencement of operations) in Institutional Shares (at NAV) of the Goldman Sachs Emerging Markets Equity Fund. For comparative purposes, the performance of the Fund’s benchmark (the Morgan Stanley Capital International Emerging Markets Free Index (“MSCI EMF”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Emerging Markets Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 15, 1997 to August 31, 2000

$14,500
$13,500
$12,500
$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
$5,500
Institutional Class
MSCI EMF Index
$11,577
$11,510
12/15/97
2/98
8/98
2/99
8/99
2/00
8/00

Average Annual Total Return through August 31, 2000 (a)	Since Inception	One Year

Class A
Excluding sales charges	4.54%	16.95%
Including sales charges	2.39%	10.51%

Class B
Excluding contingent deferred sales charges	4.11%	16.40%
Including contingent deferred sales charges	3.03%	11.40%

Class C
Excluding contingent deferred sales charges	4.19%	16.34%
Including contingent deferred sales charges	4.19%	15.34%

Institutional Class	5.31%	17.61%

Service Class	3.82%	17.46%

(a)	Commencement date of operations was December 15, 1997 for all share classes.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 88.3%

Brazil – 5.3%
143,006	Companhia Cervejaria Brahma ADR (Food & Beverage)	$ 2,967,374
43,000	IdeiasNet* (Information Services)	200,407
207,000	Petroleo Brasileiro SA ADR* (Energy Resources)	6,585,187
79,100	Votorantim Celulose e Papel SA ADR (Paper)	1,591,888

		11,344,856

Chile – 4.0%
6,000	Banco Santander Chile Series A ADR (Financial Services)	90,750
40,500	Banco Santiago ADR (Banks)	794,813
27,200	BBV Banco BHIF ADR (Financial Services)	397,800
121,800	Cia de Telecomunicaciones de Chile SA ADR (Telecommunications)	2,146,725
20,400	Compania Cervecerias Unidas SA ADR (Food & Beverage)	471,750
96,600	Distribucion y Servicio D&S SA ADR (Merchandising)	1,666,350
108,100	Embotelladora Andina SA Series B ADR (Food & Beverage)	1,114,781
62,346	Empresa Nacional de Electricidad SA Endesa ADR (Electrical Utilities)	666,323
70,204	Enersis SA ADR (Electrical Utilities)	1,211,019

		8,560,311

China – 4.7%
735,000	China Mobile Ltd.* (Telecommunications)	5,654,571
2,112,000	Huaneng Power International, Inc. Class H (Utilities)	880,113
5,699,000	Jiangxi Copper Co. Ltd. Class H* (Nonferrous Metals)	730,734
8,339,000	PetroChina Co. Ltd. Class H*† (Energy Resources)	1,988,786
2,846,000	Yanzhou Coal Mining Co. Ltd. Class H (Mining)	821,067

		10,075,271

Colombia – 0.6%
32,600	Banco Ganadero SA Class B ADR (Banks)	118,175
353,400	Bavaria SA (Food & Beverage)	1,164,967

		1,283,142

Czech Republic – 0.6%
3,300	Ceske Radiokomunikace GDR* (Telecommunications)	146,685
182,600	CEZ* (Electrical Utilities)	496,871
49,215	SPT Telecom AS* (Telecommunications)	742,615

		1,386,171

Shares	Description	Value

Common Stocks – (continued)

Greece – 1.4%
5,652	Alpha Bank SA (Banks)	$ 172,399
5,561	Attica Enterprises Holding SA (Ship Transportation)	38,531
4,120	Commercial Bank of Greece (Banks)	166,782
3,320	EFG Eurobank Ergasias (Banks)	75,077
6,720	Ergo Bank SA (Banks)	109,556
49,015	Hellenic Telecommunications Organization SA (OTE) (Telecommunications)	911,218
26,966	Intracom (Electrical Equipment)	836,705
20,597	National Bank of Greece (Banks)	695,954
2,910	Titan Cement Co. (Mining)	101,004

		3,107,226

Hong Kong – 1.2%
2,814,000	China Resources Beijing Land Ltd. (Energy Resources)	602,562
238,400	China Unicom Ltd.* (Telecommunications)	553,281
194,000	Citic Pacific Ltd. (Multi-Industry)	925,350
2,478,000	Denway Motors Ltd.* (Auto)	406,698

		2,487,891

Hungary – 0.8%
6,600	Graphisoft NV* (Computer Software)	96,676
36,072	Magyar Travkozlesi Rt ADR (Telecommunications)	1,019,034
8,680	Mol Magyar Olaj-es Gazipari Rt Class S GDR (Energy Resources)	117,614
4,845	OTP Bank Rt. GDR (Financial Services)	257,996
9,300	Pannonplast Rt. (Multi-Industry)	156,741

		1,648,061

India – 6.6%
15,070	Cadbury India Ltd. (Food & Beverage)	197,534
32,149	Dr. Reddy’s Laboratories Ltd. (Medical Products)	930,289
21,711	Hindalco Industries Ltd. (Nonferrous Metals)	380,802
430,300	Hindustan Lever Ltd. (Consumer Cyclicals)	2,240,979
96,770	Housing Development Finance Corp. Ltd. (Banks)	1,113,262
3,000	Infosys Technologies Ltd. (Computer Software)	527,890
7,940	Infosys Technologies Ltd. (Computer Software)	1,397,149
95,326	ITC Ltd. (Tobacco)	1,618,804
42,000	Nestle India Ltd. (Food & Beverage)	418,808
52,440	Ranbaxy Laboratories Ltd. (Medical Products)	789,949

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
171,271	Reliance Industries Ltd. (Energy Resources)	$ 1,264,762
59,150	Satyam Computer Services Ltd. (Business Services)	742,523
100,000	State Bank of India (Banks)	431,721
10,000	State Bank of India GDR (Banks)	99,000
44,870	Videsh Sanchar Nigam Ltd. (Telecommunications)	794,886
21,000	VisualSoft Technologies Ltd. (Computer Software)	834,017
28,000	Zee Telefilms Ltd. (Entertainment)	313,498

		14,095,873

Indonesia – 1.6%
1,030,000	PT Astra International Tbk* (Auto)	325,198
2,978,600	PT Bank Pan Indonesia Tbk- Alien Market* (Banks)	103,697
297,000	PT Gudang Garam Tbk (Tobacco)	444,965
244,300	PT Hanjaya Mandala Sampoerna Tbk (Multi-Industry)	362,198
1,359,500	PT Indah Kiat Pulp & Paper Corp.* (Paper)	237,464
273,000	PT Indofood Sukses* (Food & Beverage)	122,244
161,000	PT Indosat (Persero) Tbk (Telecommunications)	143,992
2,480,000	PT Matahari Putra Prima Tbk (Specialty Retail)	190,540
402,000	PT Ramayana Lestari Sentosa Tbk (Specialty Retail)	248,535
3,120,200	PT Telekomunikasi Indonesia Series B (Telecommunications)	1,082,518
554,000	PT Tempo Scan Pacific Tbk (Health)	223,462

		3,484,813

Israel – 5.7%
352,830	Bank Hapoalim (Banks)	1,123,439
232,907	Bank Leumi (Banks)	536,497
138,952	Bezeq Israel Telecomm (Telecommunications)	862,055
33,100	Check Point Software Technologies Ltd.* (Computer Software)	4,826,394
13,900	ECI Telecom Ltd. (Electrical Equipment)	436,113
22,284	First International Bank of Israel Ltd. (Financial Services)	163,582
4,100	Gilat Satellite Networks Ltd.* (Electrical Equipment)	329,025
281,642	ICL Israel Chemical (Chemicals)	352,403
12,106	IDB Holding Corp. Ltd. (Multi-Industry)	510,741
Shares	Description	Value

Common Stocks – (continued)

Israel – (continued)
17,513	Koors Industries Ltd. ADR (Multi-Industry)	$ 369,962
7,900	Matav-Cable Systems Media Ltd. (Broadcasting)	171,756
7,100	Orbotech Ltd.* (Computer Software)	687,369
37,518	Super Sol (Merchandising)	140,739
28,920	Teva Pharmaceutical Industries Ltd. ADR (Medical Products)	1,753,275

		12,263,350

Malaysia – 2.3%
358,000	Arab-Malaysian Finance Berhad- Alien Market (Banks)	373,074
81,000	British American Tobacco (Malaysia) Berhad (Tobacco)	756,710
158,000	Malayan Banking Berhad (Banks)	607,053
363,000	Malayan Cement Berhad (Mining)	126,095
33,000	Malaysian Pacific Industries Berhad (Electrical Equipment)	286,579
297,000	Public Bank Berhad (Banks)	254,795
87,000	Resorts World Berhad (Leisure)	179,724
269,000	RHB Capital Berhad (Banks)	291,653
234,000	Sime Darby Berhad (Electrical Equipment)	259,863
117,000	Star Publications (Malaysia) Berhad (Publishing)	431,053
65,000	Tanjong PLC (Leisure)	141,118
91,000	Telekom Malaysia Berhad (Telecommunications)	258,631
143,000	Tenaga Nasional Berhad (Electrical Utilities)	477,921
88,000	Unisem (M) Berhad (Electrical Equipment)	458,526

		4,902,795

Mexico – 11.8%
146,400	Apasco SA de CV (Construction)	905,354
101,061	Cemex SA de CV ADR (Mining)	2,368,617
434,700	Grupo Carso SA Series A* (Multi-Industry)	1,544,907
4,307,600	Grupo Financiero BBVA Bancomer, SA de CV* (Banks)	2,584,279
1,026,200	Grupo Modelo SA Series C (Tobacco)	2,559,645
21,100	Grupo Televisa SA ADR* (Broadcasting)	1,366,225
186,440	Organizacion Soriana SA de CV Series B (Merchandising)	804,442
49,700	Panamerican Beverages, Inc. (Food & Beverage)	922,556
173,339	Telefonos de Mexico SA ADR (Telecommunications)	9,436,142
130,000	Wal-Mart de Mexico SA de CV Series V* (Specialty Retail)	324,964

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Mexico – (continued)
1,018,600	Wal-Mart de Mexico SA de CV Series C* (Specialty Retail)	$ 2,391,236

		25,208,367

Pakistan – 0.3%
79,000	Fauji Fertilizer Co. Ltd. (Chemicals)	59,277
352,000	Hub Power Co. Ltd.* (Electrical Utilities)	111,582
44,400	Pakistan State Oil Co. Ltd. (Energy Resources)	143,105
610,000	Pakistan Telecommunications Co. Ltd. (Telecommunications)	286,139

		600,103

Peru – 0.5%
18,200	Compania de Minas Buenaventura SA Series B ADR (Mining)	300,300
85,500	Credicorp Ltd. (Financial Services)	716,062

		1,016,362

Philippines – 0.8%
396,900	ABS-CBN Broadcasting Corp. PDR (Broadcasting)	422,375
1,271,900	Ayala Corp. (Multi-Industry)	203,030
964,800	Benpres Holdings Corp.* (Multi-Industry)	85,560
112,600	Manila Electric Co. Class B (Electrical Utilities)	163,514
16,750	Philippine Long Distance Telephone Co. (Telecommunications)	284,087
7,350	Philippine Long Distance Telephone Co. ADR (Telecommunications)	124,031
106,240	San Miguel Corp. “B” Class B (Tobacco)	124,836
1,858,400	SM Prime (Construction)	218,369

		1,625,802

Poland – 0.5%
2,000	BRE Bank SA (Financial Services)	64,332
5,330	Elektrim Spolka Akcyjna SA (Multi-Industry)	60,310
24,500	KGHM Polska Miedz SA (Nonferrous Metals)	176,617
4,800	Netia Holdings SA ADR* (Telecommunications)	105,600
7,780	Polski Koncern Naftowy Orlen SA GDR† (Energy Resources)	71,965
17,600	Polski Koncern Naftowy SA GDR (Energy Resources)	162,800
Shares	Description	Value

Common Stocks – (continued)

Poland – (continued)
2,900	Prokom Software SA (Computer Software)	$ 143,561
35,100	Telekomunikacja Polska SA (Telecommunications)	208,190

		993,375

Russia – 2.9%
33,500	AO Tatneft ADR (Energy Resources)	441,781
3,730	Gedeon Richter Ltd. Class S GDR (Medical Products)	207,948
2,873	LUKoil Holding ADR (Energy Resources)	185,309
14,800	Mobile Telesystems ADR* (Telecommunications)	431,050
38,182	Norilsk Nickel (Mining)	381,820
111,097	RAO Unified Energy Systems GDR (Electrical Utilities)	1,926,977
132,002	Surgutneftegaz ADR* (Energy Resources)	2,574,039

		6,148,924

South Africa – 7.0%
103,300	ABSA Group Ltd. (Financial Services)	426,608
28,800	Anglo American Platinum Corp. (Nonferrous Metals)	1,125,784
18,429	Angloglold (Mining)	718,799
34,400	Barlow Ltd. (Conglomerates)	224,690
49,248	Bidvest Group Ltd. (Multi- Industry)	356,629
513,400	BOE Ltd. (Financial Services)	321,717
86,000	Comparex Holdings Ltd. (Business Services)	133,186
13,300	Coronation Holdings Ltd. (Financial Services)	213,602
76,753	De Beers Centenary (Agriculture)	2,135,177
828,598	FirstRand Ltd. (Financial Services)	908,954
107,598	Gold Fields Ltd. (Mining)	396,528
8,700	Impala Platinum Holdings Ltd. (Nonferrous Metals)	411,690
28,100	Imperial Holdings Ltd. (Conglomerates)	269,971
13,120	Investec Group Ltd. (Banks)	470,339
40,319	Liberty Group Ltd. (Insurance)	375,803
193,800	M-Cell Ltd. (Telecommunications)	836,483
21,308	Mobile Industries Ltd. Class N (Financial Services)	1,008
10,528	Mobile Industries Ltd. (Financial Services)	498
88,600	Nampak Ltd. (Consumer Durables)	170,881
40,971	Nedcor Ltd. (Banks)	928,262

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

South Africa – (continued)
13,676	Omni Media Corp. Ltd. (Publishing)	$ 276,513
70,902	Rembrandt Group (Tobacco)	701,527
35,346	RMB Holdings Ltd. (Financial Services)	55,753
441,400	Sanlam Ltd. (Information Services)	531,678
79,300	Sappi Ltd. (Pulp and Paper)	693,649
162,125	Sasol (Chemicals)	1,325,139
116,679	South African Brewery (Alcohol)	854,969
25,628	Tiger Oats (Food & Beverage)	204,327

		15,070,164

South Korea – 11.4%
13,140	Cheil Jedang Corp. (Food & Beverage)	551,080
59,263	Housing & Commercial Bank (Banks)	1,266,772
134,940	Hyundai Electronics Industries Co.* (Electrical Equipment)	2,470,604
68,125	Hyundai Motor Co. Ltd. (Auto)	1,032,244
60,400	Korea Electric Power Corp. ADR (Electrical Utilities)	1,019,250
79,570	Korea Electric Power Corp. (Electrical Utilities)	2,339,555
3,980	Korea Telecom Corp. (Telecommunications)	272,453
16,570	LG Chemical Ltd. (Chemicals)	279,467
10,148	Pohang Iron & Steel Co. Ltd. (Steel)	761,775
17,110	Samsung Electro-Mechanics Co.* (Computer Hardware)	726,837
36,216	Samsung Electronics (Semiconductors)	8,933,552
289	Samsung Fire & Marine Insurance (Insurance)	7,715
93,590	Shinhan Bank (Banks)	1,021,365
14,940	SK Telecom Co. Ltd. (Telecommunications)	3,287,811
14,101	SK Telecom Co. Ltd. ADR (Telecommunications)	361,338
1,504	Trigem Computer, Inc.* (Computer Hardware)	26,384

		24,358,202

Taiwan – 11.4%
36,400	Acer Peripherals, Inc. (Computer Hardware)	84,433
208,152	Ambit Microsystems Corp. (Electrical Equipment)	1,522,245
95,360	Asustek Computer, Inc. (Appliance)	586,783
947,735	Bank Sinopac (Financial Services)	540,429
587,288	Cathay Life Insurance Co. (Insurance)	1,352,806
Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
236,600	China Development Industrial Bank (Multi-Industry)	$ 244,680
307,400	Chinatrust Commercial Bank (Banks)	242,632
458,900	Compal Electronics, Inc. (Electronic Components)	879,657
203,200	Compeq Manufacturing Co. Ltd. (Electrical Equipment)	1,171,804
131,250	Delta Electronics, Inc. (Electrical Equipment)	503,181
394,697	Formosa Chemicals & Fibre Corp. (Chemicals)	443,780
242,392	Hon Hai Precision (Electrical Equipment)	1,850,738
399,267	Nan Ya Plastic Corp. (Chemicals)	662,444
218,416	President Chain Store Corp. (Merchandising)	647,367
18,700	Procomp Informatics Co. Ltd. (Semiconductors)	103,019
41,000	Siliconware Precision Industries Co. ADR (Multi-Industry)	297,250
1,250,957	Taiwan Semiconductor (Semiconductors)	5,420,545
1,588,000	United Microelectronics Corp. Ltd. (Semiconductors)	4,220,683
147,000	Via Technologies, Inc. (Electrical Equipment)	1,960,631
410,000	Winbond Electronics Corp. (Electrical Equipment)	1,017,075
107,900	Zinwell Corp. (Electronic Components)	528,376

		24,280,558

Thailand – 2.2%
82,000	Advanced Info Service Public- Alien Market* (Telecommunications)	991,143
289,850	Bangkok Bank Public-Alien Market* (Banks)	299,637
86,800	BEC World PLC-Alien Market (Entertainment)	475,733
73,200	Delta Electronics (Thailand) Public Co. Ltd.-Alien Market (Electrical Equipment)	537,313
382,700	Land & House Public Co. Ltd.- Alien Market* (Real Estate)	128,753
139,600	Loxley Public Co. Ltd.-Alien Market FDR* (Telecommunications)	119,550
88,700	PTT Exploration & Production Public-Alien Market (Energy Resources)	529,552
165,400	Shin Corp. Public Co. Ltd.-Alien Market* (Computer Hardware)	756,785
16,800	Siam Cement Public-Alien Market* (Construction)	215,395

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Thailand – (continued)
133,100	Siam Commercial Bank Public Co. Ltd.-Alien Market* (Banks)	$ 61,062
288,800	TelecomAsia Corp. Public-Alien Market* (Telecommunications)	233,188
516,500	Thai Farmers Bank Public Co. Ltd.-Alien Market* (Banks)	315,941

		4,664,052

Turkey – 3.0%
8,946,000	Akcansa Cimento AS (Construction)	114,727
9,250,741	Anadolu Efes Biracilik ve Malt Sanayii AS* (Food & Beverage)	494,314
11,045,400	Arcelik AS (Consumer Durables)	349,912
2,847,400	Aygaz AS (Electrical Utilities)	123,894
5,088,500	Dogan Sirketler Grubu Holding AS (Publishing)	118,473
13,304,357	Eregli Demir ve Celik Fabrikalari TAS Erdemir (Steel)	441,786
4,876,400	Ford Otomotiv Sanayi AS (Motor Vehicle)	279,183
1,056,390	Migros (Merchandising)	143,540
11,866,000	Tofas Turk Otomobil Fabrikasi AS (Motor Vehicle)	163,044
8,017,600	Tupras-Turkiye Petrol Rafinerileri AS (Energy Resources)	361,098
25,000	Turkcell Iletisim Hizmetleri AS ADR * (Telecommunications)	335,937
39,969,740	Turkiye Garanti Bankasi AS (Banks)	408,851
93,887,246	Turkiye Is Bankasi Isbank Class C (Banks)	1,899,246
706,300	Vestel Elektronik Sanayi ve Ticaret AS* (Appliance)	134,790
120,151,476	Yapi Kredi Bankesi (Banks)	1,008,906

		6,377,701

United Kingdom – 0.8%
177,006	Dimension Data Holdings PLC* (Computer Software)	1,725,971

United States – 0.4%
53,100	Ampal-American Israel Corp.* (Multi-Industry)	826,369

Venezuela – 0.5%
42,200	Compania Anonima Nacional Telefonos de Venezuela Class D ADR (Telecommunications)	1,039,175

TOTAL COMMON STOCKS
(Cost $176,322,803)		$ 188,574,885

Shares	Description	Value

Preferred Stocks – 10.0%

Brazil – 8.3%
286,426,530	Banco Bradesco SA (Banks)	$ 2,408,533
46,149	Brasil Telecom Participacoes SA ADR (Telecommunications)	3,250,620
2,000	Companhia Vale do Rio Doce ADR (Mining)	54,375
112,700	Companhia Vale do Rio Doce (Mining)	3,047,453
94,912	Embratel Participacoes SA ADR (Telecommunications)	2,076,200
1,000	Tele Centro Sul Participacoes SA (Telecommunications)	14
179,156	Tele Norte Leste Participacoes SA ADR (Telecommunications)	4,568,478
78,515,678	Telesp Celular Participacoes SA (Telecommunications)	1,160,798
101,100	Ultrapar Participacoes SA ADR (Multi-Industry)	1,118,419

		17,684,890

Russia – 1.7%
110,226	LUKoil Holding ADR (Energy Resources)	2,755,650
56,000	Surgutneftegaz ADR (Energy Resources)	910,000

		3,665,650

TOTAL PREFERRED STOCKS
(Cost $16,670,534)		$ 21,350,540

Units	Description	Value

Rights – 0.0%

Brazil – 0.0%
7,851,567	Telesp Celular Participacoes SA- Rights exp. 10/02/00* (Telecommunications)	$ 4,747

TOTAL RIGHTS
(Cost $0)		$ 4,747

Warrants – 0.0%

Indonesia – 0.0%
277,200	PT Bank Pan Indonesia Tbk-Alien Market exp. 07/08/2002* (Banks)	$ 1,897

Thailand – 0.0%
276,100	Siam Commercial Bank Public Co. Ltd.-Alien Market exp. 05/10/2002* (Banks)	23,644

TOTAL WARRANTS
(Cost $0)		$ 25,541

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Units	Description	Value

Structured Note – 0.1%

Switzerland – 0.1%
Korea Tobacco & Ginseng Equity Link Note*
7,850	exp 10/09/2000	$ 133,921

TOTAL STRUCTURED NOTE
(Cost $252,349)		$ 133,921

Principal Amount	Interest Rate	Maturity Date	Value

Convertible Bond – 0.0%

South Africa – 0.0%
Mobile Industries Ltd. E
ZAR 2,011	6.00%	12/31/2049	$ 303

TOTAL CONVERTIBLE BOND
(Cost $252)			$ 303

Short-Term Obligation – 0.8%

State Street Bank & Trust Euro-Time Deposit
$1,832,000	6.56%	09/01/2000	$ 1,832,000

TOTAL SHORT-TERM OBLIGATION
(Cost $1,832,000)			$ 1,832,000

TOTAL INVESTMENTS
(Cost $195,077,938)			$ 211,921,937

*	Non-income producing security

†
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A Securities amounts to $2,060,751 as of August 31, 2000.

E	The principal amount of each security is stated in the currency in which the bond is denominated. See Below.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depository Receipt
GDR—Global Depository Receipt
PDR—Philippines Depository Receipt
ZAR—South African Rand

As a % of total net assets

Common and Preferred Stock Industry Classifications†

Agriculture	1.0%
Alcohol	0.4
Appliance	0.3
Auto	0.8
Banks	9.3
Broadcasting	0.9
Business Services	0.4
Chemicals	1.5
Computer Hardware	0.8
Computer Software	4.8
Conglomerates	0.2
Constuction	0.7
Consumer Cyclicals	1.1
Consumer Durables	0.2
Electrical Equipment	6.4
Electrical Utilities	4.0
Electronic Components	0.7
Energy Resources	8.7
Entertainment	0.4
Financial Services	2.0
Food & Beverage	4.0
Health	0.1
Information Services	0.3
Insurance	0.8
Leisure	0.2
Medical Products	1.7
Merchandising	1.6
Mining	3.9
Motor Vehicle	0.2
Multi-Industry	3.3
Nonferrous Metals	1.3
Paper	0.9
Publishing	0.4
Pulp and Paper	0.3
Real Estate	0.1
Semiconductors	8.7
Ship Transportation	0.0
Specialty Retail	1.5
Steel	0.6
Telecommunications	20.5
Tobacco	2.9
Utilities	0.4

TOTAL COMMON AND PREFERRED STOCK	98.3%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $195,077,938)	$211,921,937
Cash, at value	1,081,659
Receivables:
Investment securities sold, at value	1,217,935
Fund shares sold	644,184
Dividends and interest, at value	452,998
Reimbursement from investment adviser	137,060
Deferred organization expenses, net	6,736
Other assets, at value	537

Total assets	215,463,046

Liabilities:

Payables:
Investment securities purchased, at value	1,291,680
Amounts owed to affiliates	262,707
Capital gains tax	171,814
Fund shares repurchased	47,234
Accrued expenses and other liabilities, at value	143,501

Total liabilities	1,916,936

Net Assets:

Paid-in capital	194,114,839
Accumulated net investment loss	(321,626)
Accumulated net realized gain from investment and foreign currency related transactions	3,084,511
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	16,668,386

NET ASSETS	$213,546,110

Net asset value, offering and redemption price per share: (a)
Class A	$10.83
Class B	$10.72
Class C	$10.75
Institutional	$11.02
Service	$10.63

Shares outstanding:
Class A	5,936,636
Class B	203,998
Class C	121,362
Institutional	13,232,591
Service	163

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	19,494,750

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $11.46. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)	$ 3,197,954
Interest	235,518

Total income	3,433,472

Expenses:

Management fees	2,576,018
Custodian fees	674,366
Distribution and Service fees (b)	414,516
Transfer Agent fees (c)	205,225
Professional fees	45,159
Registration fees	36,718
Trustee fees	8,900
Amortization of deferred organization expenses	2,950
Other	118,071

Total expenses	4,081,923

Less — expense reductions	(408,592)

Net expenses	3,673,331

NET INVESTMENT LOSS	(239,859)

Realized and unrealized gain (loss) on investments and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	36,103,747
Foreign currency related transactions	(1,755,322)
Net change in unrealized gain on:
Investments	(4,714,633)
Translation of assets and liabilities denominated in foreign currencies	(13,769)

Net realized and unrealized gain on investment and foreign currency related transactions	29,620,023

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,380,164

(a)	Foreign taxes withheld on dividends were $416,710.
(b)	Class A, Class B and Class C had Distribution and Service fees of $381,208, $18,920 and $14,388, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $144,857, $3,595, $2,734, $54,038 and $1, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Statements of Changes in Net Assets

	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Year Ended January 31, 1999

From operations:

Net investment income (loss)	$ (239,859)	$ 238,988	$ 1,649,430
Net realized gain (loss) on investment and foreign currency related transactions	34,348,425	12,150,716	(41,326,432)
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(4,728,402)	31,170,452	(8,910,101)

Net increase (decrease) in net assets resulting from operations	29,380,164	43,560,156	(48,587,103)

Distributions to shareholders:

From net investment income
Class A Shares	—	—	(569,869)
Class B Shares	—	—	(4,352)
Class C Shares	—	—	(2,737)
Institutional Shares	—	—	(1,092,333)
Service Shares	—	—	(11)
In excess of net investment income
Class A Shares	—	—	(1,680,766)
Class B Shares	—	—	(12,834)
Class C Shares	—	—	(8,074)
Institutional Shares	—	—	(3,221,713)
Service Shares	—	—	(33)

Total distributions to shareholders	—	—	(6,592,722)

From share transactions:

Proceeds from sales of shares	106,627,300	32,173,466	220,344,538
Reinvestment of dividends and distributions	—	—	4,301,531
Cost of shares repurchased	(98,802,301)	(43,018,256)	(62,779,701)

Net increase (decrease) in net assets resulting from share transactions	7,824,999	(10,844,790)	161,866,368

TOTAL INCREASE	37,205,163	32,715,366	106,686,543

Net assets:

Beginning of period	176,340,947	143,625,581	36,939,038

End of period	$213,546,110	$176,340,947	$143,625,581

Accumulated undistributed net investment income (loss)	$ (321,626)	$ (45,928)	$ 26,133

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Emerging Markets Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

        Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. It is the Fund’s policy, where necessary, to accrue for estimated capital gains taxes on appreciated foreign securities.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily, to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $199,160,616. Accordingly, the gross unrealized gain on investments was $26,836,354 and the gross unrealized loss on investments was $14,075,033 resulting in a net unrealized gain of $12,761,321.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

G.  Derivative Financial Instruments — The Fund may utilize derivative financial instruments such as structured notes and equity swaps. Such instruments are used by the Fund as a means of investing in a particular market or increasing the return on the Fund’s investments or both. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Fund to a greater degree of market or counterparty risk and loss than other types of securities.

H.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“ GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.35% (0.15% prior to May 1, 2000) of the average daily net assets of the Fund. Goldman Sachs reimbursed approximately $387,000 for the year ended August 31, 2000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, Custody fees were reduced by approximately $22,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it has retained approximately $149,000 for the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $217,000, $30,000 and $16,000 for Management, Distribution and Service and Transfer Agent fees, respectively.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended August 31, 2000 were $269,545,752 and $257,071,810, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $63,000 of brokerage commissions from portfolio transactions.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At August 31, 2000 the Fund had no outstanding forward foreign currency exchange contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, the Fund had no open futures contracts.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000
6. OTHER MATTERS

As of August 31, 2000, the Goldman Sachs Growth and Income Strategy Portfolio, the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Aggressive Growth Strategy Portfolio were beneficial owners of approximately 9%, 8% and 5% of the outstanding shares of the Fund, respectively.

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $1,813,367 from paid-in-capital to accumulated net realized gain from investment and foreign currency related transactions and $35,839 from accumulated net investment loss to accumulated net realized gain from investment and foreign currency related transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses and organizations costs.

8. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Year Ended January 31, 1999

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,026,648	$54,984,525	2,397,786	$20,583,469	10,357,445	$ 89,405,582
Reinvestment of dividends and distributions	—	—	—	—	318,269	2,176,957
Shares repurchased	(6,183,012)	(67,304,757)	(2,788,776)	(23,870,559)	(5,015,931)	(38,121,169)

	(1,156,364)	(12,320,232)	(390,990)	(3,287,090)	5,659,783	53,461,370

Class B Shares
Shares sold	177,799	2,059,925	54,000	468,026	73,263	638,031
Reinvestment of dividends and distributions	—	—	—	—	1,969	13,468
Shares repurchased	(79,346)	(873,521)	(13,777)	(120,123)	(16,489)	(112,961)

	98,453	1,186,404	40,223	347,903	58,743	538,538

Class C Shares
Shares sold	83,030	978,614	92,068	838,996	44,699	387,030
Reinvestment of dividends and distributions	—	—	—	—	1,550	10,621
Shares repurchased	(80,149)	(857,557)	(12,341)	(114,463)	(15,015)	(115,705)

	2,881	121,057	79,727	724,533	31,234	281,946

Institutional Shares
Shares sold	4,246,307	48,602,783	1,216,533	10,282,975	13,487,704	129,913,895
Reinvestment of dividends and distributions	—	—	—	—	304,854	2,100,442
Shares repurchased	(2,606,818)	(29,764,998)	(2,338,484)	(18,913,111)	(3,049,355)	(24,429,866)

	1,639,489	18,837,785	(1,121,951)	(8,630,136)	10,743,203	107,584,471

Service Shares
Shares sold	163	1,453	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—	6	43
Share repurchased	(166)	(1,468)	—	—	—	—

	(3)	(15)	—	—	6	43

NET INCREASE (DECREASE)	584,456	$ 7,824,999	(1,392,991)	$(10,844,790)	16,492,969	$161,866,368

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income from investment operations	From net investment income	In excess of net investment income	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$ 9.26	$(0.05	) (c)	$ 1.62	$ 1.57	$ —	$ —	$ —
2000 - Class B Shares	9.21	(0.11	) (c)	1.62	1.51	—	—	—
2000 - Class C Shares	9.24	(0.10	) (c)	1.61	1.51	—	—	—
2000 - Institutional Shares	9.37	0.01	(c)	1.64	1.65	—	—	—
2000 - Service Shares	9.05	0.01	(c)	1.57	1.58	—	—	—

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	7.04	(0.01)		2.23	2.22	—	—	—
1999 - Class B Shares	7.03	(0.03)		2.21	2.18	—	—	—
1999 - Class C Shares	7.05	(0.03)		2.22	2.19	—	—	—
1999 - Institutional Shares	7.09	0.02		2.26	2.28	—	—	—
1999 - Service Shares	6.87	0.01		2.17	2.18	—	—	—

FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	9.69	0.04		(2.40)	(2.36)	(0.07)	(0.22)	(0.29)
1999 - Class B Shares	9.69	0.03		(2.41)	(2.38)	(0.07)	(0.21)	(0.28)
1999 - Class C Shares	9.70	0.01		(2.39)	(2.38)	(0.07)	(0.20)	(0.27)
1999 - Institutional Shares	9.70	0.06		(2.36)	(2.30)	(0.08)	(0.23)	(0.31)
1999 - Service Shares	9.69	(0.13)		(2.41)	(2.28)	(0.07)	(0.21)	(0.28)

FOR THE PERIOD ENDED JANUARY 31,

1998 - Class A Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—
1998 - Class B Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—
1998 - Class C Shares (commenced December 15, 1997)	10.00	—		(0.30)	(0.30)	—	—	—
1998 - Institutional Shares (commenced December 15, 1997)	10.00	0.01		(0.31)	(0.30)	—	—	—
1998 - Service Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$10.83	16.95%	$64,279	2.11%		(0.49)%		2.30%		(0.68)%		125.35%
10.72	16.40	2,187	2.61		(1.00)		2.80		(1.19)		125.35
10.75	16.34	1,304	2.61		(0.96)		2.80		(1.15)		125.35
11.02	17.61	145,774	1.46		0.13		1.65		(0.06)		125.35
10.63	17.46	2	1.96		0.14		2.15		(0.05)		125.35

9.26	31.53	65,698	2.04	(b)	(0.15	) (b)	2.41	(b)	(0.52	) (b)	63.24
9.21	31.01	972	2.54	(b)	(0.71	) (b)	2.91	(b)	(281.08	) (b)	63.24
9.24	31.06	1,095	2.54	(b)	(0.85	) (b)	2.91	(b)	(1.22	) (b)	63.24
9.37	32.16	108,574	1.39	(b)	0.50	(b)	1.76	(b)	0.13	(b)	63.24
9.05	31.73	2	1.89	(b)	0.12	(b)	2.26	(b)	(0.25	) (b)	63.24

7.04	(24.32)	52,704	2.09		0.80		2.53		0.36		153.67
7.03	(24.51)	459	2.59		0.19		3.03		(0.25)		153.67
7.05	(24.43)	273	2.59		0.28		3.03		(0.16)		153.67
7.09	(23.66)	90,189	1.35		1.59		1.79		1.15		153.67
6.87	(26.17)	1	1.85		(1.84)		2.29		(2.28)		153.67

9.69	(3.10)	17,681	1.90	(b)	0.55	(b)	5.88	(b)	(3.43	) (b)	3.35
9.69	(3.10)	64	2.41	(b)	0.05	(b)	6.39	(b)	(3.93	) (b)	3.35
9.70	(3.00)	73	2.48	(b)	(0.27	) (b)	6.46	(b)	(4.25	) (b)	3.35
9.70	(3.00)	19,120	1.30	(b)	0.80	(b)	5.28	(b)	(3.18	) (b)	3.35
9.69	(3.10)	2	2.72	(b)	(0.05	) (b)	6.70	(b)	(4.03	) (b)	3.35

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Emerging Markets Equity Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis of our opinion. The statements of changes in net assets of the Fund for the period ended August 31, 1999 and the year ended January 31, 1999 and the financial highlights for each of the periods ended on or before August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Emerging Markets Equity Fund

An Investment Idea for the Long Term

History has shown that a long-term plan that includes stocks of emerging market countries is more likely to provide greater returns and reduce overall portfolio volatility over time than a portfolio that invests only in U.S.-based stocks.

Goldman Sachs Emerging Markets Equity Fund offers investors access to the benefits associated with emerging market investing. The Fund seeks long-term capital appreciation, primarily through equity securities of emerging country issuers.

Target Your Needs

The Goldman Sachs Emerging Markets Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs Emerging Markets Equity Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2000 / 00-1383

EMEAR / 11K / 10-00